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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                           ---------------------------




                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 21, 1997



                             SNYDER OIL CORPORATION

             (Exact name of registrant as specified in its charter)




         Delaware                      1-10509                75-2306158
(State or other jurisdiction      (Commission File           (IRS Employer
       of incorporation)               Number)             Identification No.)




777 Main Street
Fort Worth, Texas                                                76102
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (817) 338-4043


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



Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On October 21, 1997, as had been previously announced on October 16, 1997, Snyder Oil Corporation ("SOCO") completed the disposition of its 14 million share interest in Patina Oil & Gas Corporation ("Patina"). The shares were sold through a combination of an underwritten secondary public offering and repurchase by Patina at a net price of $9.332 per share. Simultaneously, SOCO's representatives on Patina's Board of Directors, John C. Snyder and William J. Johnson, resigned from Patina's Board of Directors.

         Net proceeds totalled approximately $127 million. As the result of the sale, SOCO expects to realize a gain, net of provision for taxes, of approximately $9.6 million.

Item 5.   OTHER EVENTS.

         Repurchase of Warrants. As announced on October 21, 1997, SOCO has issued 300,000 shares of its common stock in exchange for the surrender of the warrants held by Union Pacific Resources Group, Inc. The warrants had entitled the holder to purchase approximately 2.1 million shares of common stock at a purchase price of $21.04 per share. Half the warrants would have expired in February 1998, with the remaining half expiring in February 1999.

         Partial Call for Redemption of Preferred Stock. On October 21, 1997, SOCO also called for redemption on November 10, 1997, 2,067,000 depositary shares of $6.00 Convertible Exchangeable Preferred Stock, in accordance with the terms under which they were issued. The shares to be redeemed represent one-half of the depositary shares outstanding. Each depositary share represents a one-fourth interest in a share of $6.00 Convertible Exchangeable Preferred Stock.

         The depositary shares will be redeemed, on a pro rata basis, at a redemption price of $25.90 per share, plus accrued and unpaid dividends to the redemption date of $0.1667 per depositary share. Each depositary share is convertible into 1.2221 shares of common stock at an adjusted conversion price of $20.46 per share of common stock. Holders of depositary shares called for redemption who desire to convert such shares must convert the depositary shares prior to 5:00 p.m. on November 3, 1997. No accrued dividends will be paid on depositary shares that are converted into common stock. Dividends on the depositary shares called for redemption will cease to accrue on November 10, 1997.

         As of the close of business on October 20, 1997, there were a total of 4,134,000 depositary shares outstanding. The depositary shares are convertible into a total of 5,052,161 shares of common stock

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)     Pro Forma Financial Information.

        The following unaudited pro forma condensed consolidated financial statements of SOCO are hereby incorporated by reference from Exhibit 99.1 filed herewith:

        (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997

        (ii)      Unaudited  Pro  Forma  Condensed  Consolidated   Statement  of
                  Operations for the Six Months ended June 30, 1997

        (iii)     Unaudited   Pro  Forma  Condensed  Consolidated  Statement  of
                  Operations for the Year ended December 31, 1996

        (iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


(c)     Exhibits.

2.1 Amended and Restated Stock Repurchase Agreement dated as of July 31, 1997 and amended and restated as of September 18, 1997 -- incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Registration Statement on Form S-3 of Patina Oil & Gas Corporation (Commission File No. 333-32671)

99.1    Unaudited Pro Forma Condensed Consolidated Financial Statements of SOCO

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SNYDER OIL CORPORATION


                                                    By: /s/ Peter E.  Lorenzen
                                                       -------------------------
                                                           Peter E. Lorenzen
                                                           Vice President



October 22, 1997

                                                                 Exhibit 99.1



                       PRO FORMA FINANCIAL INFORMATION OF
                             SNYDER OIL CORPORATION


      The unaudited pro forma condensed consolidated financial statements set forth the financial position of the Company as of June 30, 1997, and the results of operations for the six months ended June 30, 1997, and the year ended December 31, 1996, adjusted for certain significant transactions discussed below. The pro forma financial statements are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable under the circumstances.

      The pro forma financial statements comprise historical financial data that have been retroactively adjusted or combined to reflect the effect of the transactions discussed below on the historical financial statements of the Company. The pro forma condensed consolidated balance sheet at June 30, 1997, and the related pro forma condensed consolidated statement of operations for the six months then ended and the year ended December 31, 1996, were prepared as if the transactions were consummated on June 30, 1997, January 1, 1997, and January 1, 1996, respectively. The pro forma financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the dates or for the periods indicated or the results which may occur in the future.

Pro Forma Divested Interests:

      During 1996, the Company consummated three significant transactions pursuant to which oil and gas properties were divested, including the sale of a 45% interest in its Piceance Basin holdings for $22.4 million, the sale of a 50% interest in its Green River Basin gas project for $16.9 million and the sale of its interests in the Giddings Field of southeast Texas for $11.8 million. These transactions have been reflected in the accompanying unaudited pro forma condensed consolidated financial statements as "pro forma divested interests."

Pro Forma Acquired Interests:

      During 1996, the Company consummated three significant transactions pursuant to which incremental interests in certain properties located in the Gulf of Mexico were acquired for a net purchase price of $72.1 million. These transactions have been reflected in the accompanying unaudited pro forma condensed consolidated financial statements as "pro forma acquired interests."

Pro Forma Patina Disposition:

      On October 21, 1997, the Company completed the disposition of its 74% interest in Patina Oil and Gas Corporation ("Patina"). As a result of the sale, Patina will no longer be a consolidated subsidiary in the Company's financial statements. This transaction has been reflected in the accompanying unaudited pro forma condensed consolidated financial statements as "pro forma Patina disposition."





                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                   June 30, 1997
                                                  (In thousands)




                                                                                     Pro Forma Patina Disposition
                                                                                    ------------------------------
                                                                Historical          Adjustments     As Adjusted(1)
                                                                ----------          -----------     --------------

ASSETS

Current assets                                                   $  89,837            85,663 (a)       $ 175,500

Investments                                                        128,824                               128,824

Oil and gas properties, net                                        623,952          (371,016)(a)         252,936

Gas facilities and other, net                                       17,295            (2,891)(a)          14,404
                                                                 ---------                             ---------

                                                                 $ 859,908                             $ 571,664
                                                                 =========                             =========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                              $  89,318           (27,729)(a)       $  61,589

Senior debt                                                         97,001           (97,000)(a)               1
Subordinated notes                                                 271,256           (97,685)(a)         173,571

Deferred taxes payable                                              19,762             8,207 (a)          27,969
Other noncurrent liabilities                                        21,413            (5,561)(a)          15,852

Minority interest                                                   84,061           (77,893)(a)           6,168

Stockholders' equity
   Preferred stock, $.01 par value                                      10                                    10
   Common stock, $.01 par value                                        316                                   316
   Capital in excess of par value                                  260,920                               260,920
   Retained earnings                                                41,588             9,417 (a)          51,005
   Common stock held in treasury                                   (42,873)                              (42,873)
   Unrealized gain on investments                                   17,136                                17,136
                                                                 ---------                             ---------

                                                                 $ 859,908                             $ 571,664
                                                                 =========                             =========





(1) As adjusted represents historical plus pro forma Patina disposition.


                                 The accompanying notes are an integral part of these statements.



                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                      For the Six Months Ended June 30, 1997
                                         (In thousands, except share data)

                                                                                    Pro Forma Patina Disposition
                                                                                  --------------------------------
                                                                Historical        Adjustments       As Adjusted(1)
                                                                ----------        -----------       --------------
Revenues
   Oil and gas sales                                           $  116,836         (52,113) (b)        $   64,723
   Gas transportation,  processing and marketing                    6,205                                  6,205
   Gains on sales of equity interests in investees                 32,968                                 32,968
   Gains on sales of properties                                     4,842                                  4,842
   Other                                                            2,320            (227) (b)             4,092
                                                                                    1,999  (c)
                                                               ----------                             ----------
                                                                  163,171                                112,830
                                                               ----------                             ----------

Expenses
   Direct operating                                                26,524          (9,322) (b)            17,202
   Cost of gas and transportation                                   5,948                                  5,948
   Exploration                                                      5,390             (62) (b)             5,328
   General and administrative                                      10,812          (2,611) (b)             8,201
   Interest                                                        13,764          (8,485) (b)             3,746
                                                                                   (1,533) (c)
   Other                                                            2,800                                  2,800
   Loss on sale of subsidiary interest                             10,000                                 10,000
   Depletion, depreciation and amortization                        46,597         (24,776) (b)            21,821
                                                               ----------                             ----------

Income before taxes and minority interest                          41,336                                 37,784

Provision for income taxes
   Current                                                            500                                    500
   Deferred                                                        11,489           1,236  (d)            12,725
                                                               ----------                             ----------
                                                                   11,989                                 13,225
                                                               ----------                             ----------

Minority interest in subsidiaries                                   3,429          (2,814) (b)               615
                                                               ----------                             ----------

Income before extraordinary item                                   25,918                                 23,944
Extraordinary item-early extinguishment
   of debt, net                                                     2,848                                  2,848
                                                               ----------                             ----------

Net income                                                         23,070                                 21,096

Preferred dividends                                                 3,100                                  3,100
                                                               ----------                             ----------

Net income applicable to common                                $   19,970                             $   17,996
                                                               ==========                             ==========

Net income per common share before
   extraordinary item                                          $      .75                             $      .68
                                                               ==========                             ==========

Net income per common share                                    $      .66                             $      .59
                                                               ==========                             ==========

Weighted average shares
   outstanding                                                     30,435                                 30,435
                                                               ==========                             ==========

(1) As adjusted represents historical plus pro forma Patina disposition.

                                   The accompanying notes are an integral part of these statements.



                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                             For the Year Ended December 31, 1996
                                                (In thousands, except share data)


                                                          Pro Forma       Pro Forma
                                                          Divested        Acquired                              Pro Forma
                                                          Interests       Interests                         Patina Disposition
                                                          ---------       ---------                         ------------------
                                          Historical     Adjustments     Adjustments   As Adjusted(1)   Adjustments   As Adjusted(2)
                                          ----------     -----------     -----------   --------------   -----------   --------------

Revenues
   Oil and gas sales                      $ 189,327     (14,182)(e)       29,682 (e)      $ 204,827     (82,184) (b)    $ 122,643
   Gas transportation, processing
      and marketing                          17,655        (178)(e)                          17,477                        17,477
   Gains on sales of equity interests
      in investees                           69,343                                          69,343                        69,343
   Gains on sales of properties               8,786                                           8,786                         8,786
   Other                                      7,303         400 (e)                           7,703      (1,003) (b)        9,191
                                                                                                          2,491  (c)
                                          ---------                                        ---------                     --------
                                            292,414                                         308,136                       227,440
                                          ---------                                        ---------                    ---------

Expenses
   Direct operating                          49,638      (4,172)(e)        2,092 (e)         47,558     (14,520) (b)       33,038
   Cost of gas and transportation            15,020         (69)(e)                          14,951                        14,951
   Exploration                                4,232        (611)(e)                           3,621        (224) (b)        3,397
   General and administrative                17,143         203 (e)                          17,346      (6,150) (b)       11,196
   Interest                                  23,587      (1,221)(f)        3,232 (f)         25,598     (14,304) (b)        6,376
                                                                                                         (4,918) (c)
   Other                                      5,312                                           5,312                         5,312
   Loss on sale of subsidiary interest       15,481                                          15,481                        15,481
   Depletion, depreciation
      and amortization                       87,300      (8,801)(e)       11,567 (e)         90,066     (44,822) (b)       45,244
                                          ---------                                        --------                     ---------

Income  before taxes and
   minority interest                         74,701                                          88,203                        92,445
                                          ---------                                        --------                     ---------

Provision for income taxes
   Current                                       33                                              33                            33
   Deferred                                   4,313         249 (d)        4,477 (d)          9,039         394  (b)       12,026
                                                                                                          2,593  (d)
                                          ---------                                       ---------                     ---------
                                              4,346                                           9,072                        12,059
                                          ---------                                       ---------                     ---------

Minority interest in subsidiaries             7,405                                           7,405      (2,539) (b)        4,866
                                          ---------                                       ---------                     ---------

Net income                                   62,950                                          71,726                        75,520

Preferred dividends                           6,210                                           6,210                         6,210
                                         ----------                                       ---------                     ---------

Net income applicable to common          $   56,740                                       $  65,516                     $  69,310
                                         ==========                                       =========                     =========

Net income per common share              $     1.81                                      $     2.09                     $    2.21
                                         ==========                                      ==========                     =========

Weighted average shares outstanding          31,308                                          31,308                        31,308
                                         ==========                                      ==========                     =========

(1) As adjusted represents  historical  plus pro forma  divested  interests plus pro forma acquired interests.
(2) As adjusted represents historical plus pro forma divested interests plus pro forma acquired interests plus pro forma
    Patina disposition.

                                   The accompanying notes are an integral part of these statements.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS



The unaudited pro forma condensed consolidated financial statements reflect the adjustments described below:

BALANCE SHEET

(a) To reflect the sale of the Company's 74% interest in Patina for a total of approximately $127.3 million. Included in the recording of the proceeds is a reduction of the Company's senior debt of $12.0 million.

STATEMENTS OF OPERATIONS

(b) To reflect the revenue and expense amounts attributable to the Company's interest in Patina.

(c) To adjust interest income and expense to reflect the use of the proceeds generated by the sale of Patina to retire the Company's senior debt and the investment of the average excess cash balance.

(d) To record the estimated deferred income tax provision which would have been provided had the divestitures and acquisitions occurred at the beginning of the period.

(e) To reflect the revenue and expense amounts attributable to the divested and acquired interests.

(f)    To  adjust  interest   expense  to  reflect  the  use  of  proceeds  from
       divestitures to reduce senior debt or the incurrence of additional senior debt to fund acquisitions.